SCHEDULE 14C
(RULE 14C-101)

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]	Preliminary Information Statement
[X]	Definitive Information Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

VANITY EVENTS HOLDING, INC.
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)             Title of each class of securities to which transaction applies:

(2)             Aggregate number of securities to which the transaction applies:

(3)             Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)             Proposed maximum aggregate value of transaction:

(5)             Total fee paid:

[ ]	Fee paid previously with preliminary materials

[ ]	check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)             Amount previously paid:

(2)             Form, Schedule or Registration Statement No.:

(3)             Filing Party:

(4)             Date Filed:

VANITY EVENTS HOLDING, INC.
118 Front Street
Brookings, South Dakota  57006

INFORMATION STATEMENT
PURSUANT TO SECTION 14
OF THE SECURITIES EXCHANGE ACT OF 1934
AND REGULATION 14C AND SCHEDULE 14C THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE NOT REQUESTED TO SEND US A PROXY

Brookings, South Dakota
August 9, 2011

This information statement (“Information Statement”) has been mailed on or about August 9, 2011 to the stockholders of record on July 26, 2011 (the “Record Date”) of Vanity Events Holding, Inc., a Delaware corporation (the "Company") in connection with certain actions taken by written consent by a majority of the stockholders of the Company, dated as of July 26, 2011.  Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) the proposals shall not be taken until at least August 29, 2011, 20 days after the mailing of this Information Statement.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

By Order of the Board of Directors,

/s/ Lloyd Lapidus
Lloyd Lapidus
Chairman of the Board

VANITY EVENTS HOLDING, INC.
118 Front Street
Brookings, South Dakota  57006

INFORMATION STATEMENT

GENERAL INFORMATION

Vanity Events Holding, Inc. (the “Company”) is a Delaware corporation with its principal executive offices located at 118 Front Street, Brookings, South Dakota. The Company’s telephone number is (605) 692-8226. This Information Statement is being sent to the Company’s stockholders (the “Stockholders”) by the board of directors (the “Board of Directors”) to notify them about certain actions that the holders of a majority of the Company’s outstanding voting capital stock have taken by written consent, in lieu of a special meeting of the Stockholders. The action was taken on July 26, 2011, and will be effective on a date that is at least 20 days after the mailing of this Information Statement.

On June 27, 2011, the Board of Directors of the Company approved the below-mentioned action and authorized submission of the matter for the approval of the Stockholders. The Stockholders approved the action by written consent in lieu of a meeting on July 26, 2011, in accordance with the Delaware General Corporation Law. Accordingly, neither your vote nor your consent is required and neither is being solicited in connection with the approval of the action.

July 26, 2011 is the record date (the “Record Date”) for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished pursuant to Section 14 of the Exchange Act to the Stockholders of the Company to notify such Stockholders of the following:

On July 26, 2011, a majority of the voting capital stock of the Company took action in lieu of a special meeting of Stockholders authorizing the Company to enter into a rescission agreement, a copy of which is annexed hereto as Appendix A (the “Rescission Agreement”) of the share exchange agreement, dated December 31, 2010 (the “Exchange Agreement”), by and among the Company, Shogun Energy, Inc., Shawn Knapp, the principal shareholder of Shogun (“Mr. Knapp”), and the other shareholders of Shogun (the “Shogun Shareholders” and collectively with Mr. Knapp, the “Shareholders”) for the purpose of rescinding the transactions contemplated by the Exchange Agreement, and upon closing (the “Closing Date”), the Exchange Agreement will be rescinded and all obligations of any party arising from such Exchange Agreement, shall, in all respects, be deemed to be null and void and of no further force and effect (the “Rescission”).  Following the closing of the Recsission, no party to the Exchange Agreement shall have any further obligations of any nature whatsoever with respect to the other parties pursuant to or arising from the Exchange Agreement.

Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders.  This Information Statement will serve as written notice to Stockholders pursuant to the Corporation Law of the State of Delaware.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

ABOUT THE INFORMATION STATEMENT

WHAT IS THE PURPOSE OF THE INFORMATION STATEMENT?

This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify the Company’s Stockholders as of the close of business on the Record Date of a corporate action taken by a majority of the Company’s Stockholders.

Stockholders holding a majority of the Company’s outstanding voting capital stock have voted in favor of the Rescission as outlined in this Information Statement, which action will be effective on a date that is at least 20 days after the mailing of this Information Statement.

WHO IS ENTITLED TO NOTICE?

Each outstanding share of the Company’s voting securities on the close of business on the Record Date is entitled to notice of each matter voted on by the Stockholders. Stockholders as of the close of business on the Record Date that held the authority to cast votes in excess of fifty percent (50%) of the Company’s outstanding voting power have voted in favor of the Rescission. Under the DGCL, stockholder approval may be taken by obtaining the written consent and approval of more than 50% of the holders of voting stock in lieu of a meeting of the Stockholders.

WHAT CONSTITUTES THE VOTING SHARES OF THE COMPANY?

The voting power entitled to vote on the Rescission consists of the vote of the holders of a majority of the Company’s voting securities as of the Record Date. As of the Record Date, the Company’s voting securities consisted of 67,628,695 shares of Common Stock, 500,000 shares of Series A preferred stock, par value $0.001 per share (the “Series A Preferred Stock”) and 75,000 shares of Series B preferred stock, par value $0.001 per share (the “Series B Preferred Stock”). Each share of Series A Preferred Stock is entitled to 1,604 votes per share on matters submitted to the Stockholders.  Each share of Series B Preferred Stock is entitled to 1,000 votes per share on matters submitted to the Stockholders.

WHAT CORPORATE MATTERS DID THE STOCKHOLDERS VOTE FOR, AND HOW DID THEY VOTE?

Stockholders holding a majority of our outstanding voting securities have voted in favor of the following proposal:

1.	TO AUTHORIZE THE RESCISSION OF THE EXCHANGE AGREEMENT WITH SHOGUN ENERGY, INC.

WHAT VOTE IS REQUIRED TO APPROVE THE RESECISSION?

No further vote is required for approval of the Rescission.

OUTSTANDING VOTING SECURITIES

As of the Record Date, the Company’s authorized capital consisted of 400,000,000 shares of capital stock, 350,000,000 of which are authorized as common stock, par value $0.001 per share (the “Common Stock”) and 50,000,000 of which are authorized as preferred stock, par value $0.001 per share (the “Preferred Stock”). As of the Record Date, 67,628,695 and 575,000 shares of Common Stock and Preferred Stock were issued and outstanding, respectively. Of the 575,000 shares of Preferred Stock outstanding, 500,000 shares are designated as Series A Preferred Stock and 75,000 are designated as Series B Preferred Stock.  All such shares of Series A Preferred Stock and Series B Preferred Stock are issued and outstanding. The shares of Series A Preferred Stock and Series B Preferred Stock are convertible into shares of the Company’s Common Stock.

Each share of outstanding Common Stock is entitled to one vote on matters submitted to the Stockholders. Each share of Series A Preferred Stock is entitled to 1,604 votes per share on matters submitted to the Stockholders.  Each share of Series B Preferred Stock is entitled to 1,000 votes per share on matters submitted to the Stockholders.

The following shareholders voted in favor of the Rescission:

Name	Number of Votes

Shawn Knapp (1)	641,600,000
Thalia Woods Management, Inc. (2)	75,000,000
TOTAL	716,600,000

(1)	Represents 400,000 shares of the Company’s Series A Preferred Stock. Each share of Series B Preferred Stock is entitled to 1,604 votes per share on matters submitted to the Stockholders.
(2)	Represents 75,000 shares of the Company’s Series B Preferred Stock. Each share of Series B Preferred Stock is entitled to 1,000 votes per share on matters submitted to the Stockholders.

Pursuant to Rule 14c-2 under the Exchange Act, the proposals will not be adopted until a date at least 20 days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated herein will be effected on or about the close of business on or about August 29, 2011.

The Company has asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

This Information Statement will serve as written notice to stockholders pursuant to the laws of the State of Delaware.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of July 26, 2011 and as adjusted to reflect the sale of our common stock offered by this in, by (a) each person who is known by us to beneficially own 5% or more of our common stock, (b) each of our directors and executive officers, and (c) all of our directors and executive officers as a group.

Name of Beneficial Owner (1)	Common Stock Beneficially Owned	Percentage of Common Stock (2)
Lloyd Lapidus	0	*
Shawn Knapp (3)	641,600,000	90.46%
Darrick Wika (4)	10,538,280	13.48%
John Carmichael	0	*
Ronald Cosman	500,000	*
Gregory Pippo	0	*
Nick Morf	0	*
All Executive Officers and Directors as a group (6 people)	652,638,280	90.67%

5% Shareholders
Thalia Woods Management, Inc. (5) 560 People Plaza #325-F Newark, Delware 19702	37,500,000	35.67%

(*) - Less than 1%.
(1)	Except as otherwise below, the address of each beneficial owner is c/o Shogun Energy, Inc., 118 Front Street, Brookings, South Dakota 57006.
(2)
Applicable percentage ownership is based on 67,628,695 shares of common stock outstanding as of July 26, 2011, together with securities exercisable or convertible into shares of common stock within 60 days of July 26, 2011, for each stockholder.  Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  Shares of common stock that are currently exercisable or exercisable within 60 days of July 26, 2011, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)
In connection with the Exchange Agreement, Mr. Knapp received 400,000 shares of series A preferred stock of Vanity.  Each shares of series A preferred stock is entitled to 1,604 votes per share and is convertible into 1,604 shares of Vanity’s common stock.  Upon filing an amendment to the Company’s certificate of incorporation to increase the number of shares of authorized common stock so that there is an adequate amount of shares of authorized common stock for issuance upon conversion of the series A preferred stock, the shares of series A preferred stock will be automatically converted into an aggregate of 641,600,000 shares of the Company’s common stock.

(4)
In connection with the Exchange Agreement, Mr. Wika received 6,570 shares of series A preferred stock of Vanity.  Each shares of series A preferred stock is entitled to 1,604 votes per share and is convertible into 1,604 shares of Vanity’s common stock.  Upon filing an amendment to the Company’s certificate of incorporation to increase the number of shares of authorized common stock so that there is an adequate amount of shares of authorized common stock for issuance upon conversion of the series A preferred stock, the shares of series A preferred stock will be automatically converted into an aggregate of 10,538,280 shares of the Company’s common stock.

(5)
Each share of Series B Preferred Stock held by Thalia Woods Management, Inc. is entitled to 1,000 votes per share which voting right shall be non-dilutive for a period of one year from the date of issuance   and is initially convertible at any time into shares of the Company’s common stock at a conversion price equal to $0.002 per share or an aggregate of 37,500,000 shares of the Company’s common stock.   Michael Brodsky has sole voting and dispositive power over the shares held by Thalia Woods Management, Inc.

Summary Term Sheet for Proposal No. 1

On December 31, 2010, the Company entered into the Exchange Agreement by and among the Company, Shogun and the Shareholders. Pursuant to the terms of the Exchange Agreement, the Shareholders exchanged an aggregate of 100% of the issued and outstanding shares of capital stock of Shogun in exchange for 500,000 shares of the Company’s series A preferred stock (the “Exchange”). The closing of the transactions contemplated by the Exchange Agreement took place on December 31, 2010.

On June 30, 2011 the Company, Shogun, Mr. Knapp, Mrs. Knapp and the Shareholders entered into the Rescission Agreement pursuant to which, upon closing (the “Closing Date”), the Exchange Agreement will be rescinded any and all obligations of any party arising from such Exchange Agreement, shall, in all respects, be deemed to be null and void and of no further force and effect.  Furthermore, upon closing, no party to the Exchange Agreement shall have any further obligations of any nature whatsoever with respect to the other parties pursuant to or arising from the Exchange Agreement.

On the Closing Date, the Company and Shogun will enter into a non-exclusive distributorship agreement, pursuant to which Shogun will grant Vanity a non-exclusive right to distribute or sell Shogun’s products in the United States for a period of 12 months from the Closing Date.  Furthermore, on the Closing Date, the Company and Mr. Knapp will enter into a consulting agreement, pursuant to which Mr. Knapp shall provide certain consulting services to Vanity for a period of 6 months from the Closing Date.  In addition, on the Closing Date, Mr. Knapp and Mrs. Knapp will executed a general release in favor of Vanity.

Reason for the Transaction

After careful review, the Company determined that the capital requirements and time to market for the products and services of Shogun were greater than had been previously expected.  The Rescission relieves the Company of further capital investment in the Shogun business and will allow the Company to streamline its business operations and operate under a more efficient business model on a going forward basis .

Conditions to Closing of the Rescission Agreement

The closing of the transactions contemplated by the Rescission Agreement is subject to approval from the Company’s shareholders.

Risks

We did not seek or receive a valuation of Shogun or a fairness opinion with respect to the Rescission since we are only unwinding the transactions contemplated by the Exchange Agreement. Although management believes the value to be received by the Company is fair relative to the value of Shogun, there is no independent evidence of such value.

In the event the Company is unable to be successful under its new business model, it is likely that the Company will have to cease operations and your entire investment will be lost.

Absence of Dissenters’ Rights of Appraisals

Under the applicable provisions of the Delaware General Corporation Law, the Company’s stockholders will have no rights in connection with the proposed sale of the Subsidiaries to seek appraisal for the fair value of their shares of common stock.

For a more detailed discussion please see “Proposal No. 1 – Approval of the Rescission” located on page 8.

PROPOSAL NO. 1

APPROVAL OF THE RESCISSION

Proposed Transaction

On June 30, 2011 the Company, Shogun, Mr. Knapp, Mrs. Knapp and the Shareholders entered into the Rescission Agreement pursuant to which, upon closing, the Exchange Agreement will be rescinded any and all obligations of any party arising from such Exchange Agreement, shall, in all respects, be deemed to be null and void and of no further force and effect.  Furthermore, upon closing, no party to the Exchange Agreement shall have any further obligations of any nature whatsoever with respect to the other parties pursuant to or arising from the Exchange Agreement.

On the Closing Date, the Company and Shogun will enter into a non-exclusive distributorship agreement, pursuant to which Shogun will grant Vanity a non-exclusive right to distribute or sell Shogun’s products in the United States for a period of 12 months from the Closing Date.  Furthermore, on the Closing Date, the Company and Mr. Knapp will enter into a consulting agreement, pursuant to which Mr. Knapp shall provide certain consulting services to Vanity for a period of 6 months from the Closing Date.  In addition, on the Closing Date, Mr. Knapp and Mrs. Knapp will executed a general release in favor of Vanity.

Background of the Transaction

On December 31, 2010, the Company entered into the Exchange Agreement by and among the Company, Shogun and the Shareholders  Pursuant to the terms of the Exchange Agreement, the Shareholders exchanged an aggregate of 100% of the issued and outstanding shares of capital stock of Shogun in exchange for 500,000 shares of the Company’s series A preferred stock (the “Exchange”). The closing of the transactions contemplated by the Exchange Agreement took place on December 31, 2010.

On June 30, 2011 the Company, Shogun, Mr. Knapp, Mrs. Knapp and the Shareholders entered into the Rescission Agreement) pursuant to which, upon closing, the Exchange Agreement will be rescinded any and all obligations of any party arising from such Exchange Agreement, shall, in all respects, be deemed to be null and void and of no further force and effect.  Furthermore, upon closing, no party to the Exchange Agreement shall have any further obligations of any nature whatsoever with respect to the other parties pursuant to or arising from the Exchange Agreement.

Business of the Company

Shogun Energy, Inc .

Overview

Shogun’s goal is to produce a premium line of energy drinks that are unique and appealing to all demographics, which adds to the allure of its product and the value of its brand. Shogun operates with the four warrior attributes in mind: loyalty to our customers; honor and pride in ourselves to produce an excellent product; confidence to promote our energy drink; and determination to toil long hours in order to perfect our product.

Currently, Shogun’s only product is the Shogun Energy® drink which is available in both regular and sugar-free varieties.  Shogun packages its Shogun Energy® drinks in 8.4-ounce and/or 16-ounce aluminum cans.

Manufacture and Distribution

Shogun does not directly manufacture our Shogun Energy® drink, but instead outsource the manufacturing process to third party bottlers and contract packers.

Shogun has a working relationship with Ball Corp., which manufactures the cans for the Shogun Energy® drink.  Shogun purchases its cans from Ball Corp. on an as-needed basis and the cans are then stored at Ball Corp., free of charge until Shogun is ready to have them shipped to our bottler.

Shogun purchases flavors, supplements, cans, and other ingredients for its Shogun Energy® drink from its suppliers, which are delivered to its various third party bottlers and co-packers. The third party bottlers or packers add filtered water and/or other ingredients and supplements for the manufacture and packaging of Shogun Energy® drink product into Shogun-approved containers in accordance with its formula.

Shogun is generally responsible for arranging for the purchase of and delivery to its third party bottlers and co-packers of the containers in which our beverage products are packaged.

Distribution Agreements

Distribution levels vary by product and geographic location. Shogun continually seeks to expand distribution of our products by entering into agreements with regional bottlers or other direct store delivery distributors with established sales, marketing and distribution organizations. Many of our bottlers and distributors are affiliated with and manufacture and/or distribute other energy drink related products. In many cases, such products compete directly with our Shogun Energy® beverage.

Shogun has already developed a relationship with nine beverage distributors throughout South Dakota and North Dakota, and has begun extensive negotiations with distributors in the Denver area, Omaha, Minneapolis/St. Paul, and throughout the entire states of Montana, and Wyoming.  Shogun has relationships with distributors such as Budweiser, Miller, Coors, Core-mark, Candy and Tobacco distributors, vending companies and private individual distributors. Shogun does not have any long term agreements with its distributors and it enters into arrangements with them on an as-needed basis.

Plant Sorb LLC Exclusive License and Distribution Agreement

On May 24, 2011, the Company entered into a non-exclusive license agreement (the “Original Agreement”) with Planet Sorb LLC (“Sorbco”) pursuant to which the Company will have the non-exclusive right and license to (i) market, sell, distribute and otherwise deal in commerce with certain Sorbco products in the United States through any media and (ii) use Sorbco’s trademark.  The Agreement had an initial term commencing on the date of the Agreement and ending on May 31, 2011, and continued on a month-to-month basis thereafter unless terminated by either party on not less than thirty (30) days’ notice prior to the end of the initial term or any month-to-month extension.

On July 13, 2011, the Company entered into an exclusive license and distribution agreement (the “New Agreement”) with Sorbco pursuant to which the Company will have the exclusive right and license to (i) market, sell, distribute and otherwise deal in commerce with the Sorbco products in the United States through any media and (ii) use Sorbco’s trademark.  The New Agreement shall have an initial term ending on July 13, 2011, and shall continue on successive one-year terms thereafter unless terminated by either party for cause.  For purposes of the Sorbco Agreement, “cause”  is defined as the Company not exceeding a threshold of five hundred thousand dollars ($500,000.00) of retail revenues through sales of Sorbco products during the initial term of the Sorbco Agreement.

Reasons for the Transaction

After careful review, the Company determined that the capital requirements and time to market for the products and services of Shogun were greater than had been previously expected.  The Rescission relieves the Company of further capital investment in the Shogun business and will allow the Company to streamline its business operations and operate under a more efficient business model on a going forward basis .

Conditions to Closing of the Rescission Agreement

The closing of the transactions contemplated by the Rescission Agreement is subject to approval from the Company’s shareholders.

Risks

We did not seek or receive a valuation of Shogun or a fairness opinion with respect to the Rescission since we are only unwinding the transactions contemplated by the Exchange Agreement. Although management believes the value to be received by the Company is fair relative to the value of Shogun, there is no independent evidence of such value.

In the event the Company is unable to be successful under its new business model, it is likely that the Company will have to cease operations and your entire investment will be lost.

Interest of Related Parties in the Rescission

Shawn Knapp, a director of the Company, was the former chief executive officer, sole director and majority owner of the outstanding capital stock of Shogun.  Darrick Wika, a director of the Company, was an employee and shareholder of Shogun.

Upon consummation of the Rescission, the officers of Shogun will be the following: Shawn Knapp and John Carmichael Under the By-laws of Shogun, Shogun is required to have at least one Board member.  Upon consummation of the Rescission, the Board members are anticipated to be Shawn Knapp and John Carmichael. Shawn Knapp will be the Board member until the next shareholders meeting.  Due to the number of shares owned by Mr. Knapp, he will be able to either elect the current Board member or their designees to the Board.

 Accounting Treatment

Under generally accepted accounting principles, we will reflect the results of operations of Shogun as a spinoff of assets .

Federal Income Tax Consequence

The proposed Rescission should have no direct income tax consequences to the Company stockholders. The proposed Rescission will be reported by the Company as a spinoff of assets for federal income tax purposes in the fiscal year ending December 31, 2011. The proposed Rescission will be a taxable transaction for United States federal income tax purposes. Accordingly, the Company will recognize a gain or loss with respect to the proposed sale of Shogun in an amount equal to the difference between the amount of the consideration received for Shogun over the adjusted tax basis in Shogun.

Regulatory Approvals

No United States Federal or state regulatory requirements must be complied with or approvals obtained as a condition of the proposed Rescission other than federal securities laws.

Absence of Dissenters’ Rights of Appraisals

Under the applicable provisions of the Delaware General Corporation Law, the Company’s stockholders will have no rights in connection with the proposed sale of the Subsidiaries to seek appraisal for the fair value of their shares of common stock.

PRO FORMA FINANCIAL INFORMATION

The following Pro Forma Consolidated Balance Sheet as of March 31, 2011, and the Pro Forma Condensed Statements of Operations for three month period ended March 31, 2011, and for the year ended December 31, 2010, have been prepared to reflect the disposition transaction and the adjustments described in the accompanying notes. The pro forma financial information is based on the historical consolidated financial statements of Vanity Events Holding, Inc. (the “Registrant") and its Subsidiaries (collectively, the "Company") and should be read in conjunction with the notes and management's assumptions with respect thereto. The Pro Forma Consolidated Balance Sheet was prepared as if the disposition transaction occurred on March 31, 2011. The Pro Forma Consolidated Statements of Operation for the three-month period ended March 31, 2011, and for the year ended December 31, 2010, were prepared assuming the disposition transaction occurred on the first day of the period presented.

The pro forma financial information is unaudited and not necessarily indicative of the consolidated results which actually would have occurred if the disposition transaction had been consummated at the beginning of the periods presented, nor does it purport to represent the future financial position and results of operations for future periods.

	Historical	Shogun
	Consolidated	Energy, Inc.
	March 31,	March 31,			Pro Forma
	2011	2011		Adjustments	Balance Sheet

Assets

Current assets:
Cash and cash equivalents	$2,145	$(2,145)			$-
Accounts receivable, net of allowance for doubtful accounts	12,984	(12,984)			-
Inventory	101,516	(101,516)			-
Other current assets	10,184	(10,000)			184
Receivable from related party	58,080	(58,080)			-
Total current assets	184,909	(184,725)			184

Property and equipment, net	75,544	(75,544)			-

Total assets	$260,453	$(260,269)			$184

Liabilities and deficiency in stockholders' equity

Current liabilities:
Accounts payable and accrued expenses	$668,071	$(472,765)	(2)	79,439	$300,831
			(3)	26,086
Notes payable - bank, current portion	130,057	(130,057)			-
Notes payable - other, net of discount	311,369	-	(1)	(36,500)	274,869
Notes payable - related parties	271,991	(271,991)			-
Accrued payroll liabilities and sales tax liabilities	288,168	(7,067)			281,101
Other liabilities	37,169	-			37,169
Derivative liabilities	1,517,745	-			1,517,745
Total current liabilities	3,224,570	(881,880)			2,411,715

Commitments and continencies	-	-

Deficiency in stockholders' equity:
Preferred stock, authorized 50,000,000 shares, $0.001 par value,
500,000 shares issued and outstanding at
March 31, 2011	500	(500)			-
Common stock authorized 350,000,000 shares, $0.001 par value,
67,628,695 shares issued and outstanding at
March 31, 2011	67,629	-			67,629
Additional paid in capital	416,480	(409,552)	(1)	4,123,385	4,130,313
			(3)	(26,086)
			(2)	(79,439)
Accumulated deficit	(3,448,726)	1,031,663	(1)	(4,086,885)	(6,609,473)
Total deficiency in stockholders' equity	(2,964,117)	621,611			(2,411,531)

Total liabilities and deficiency in stockholders' equity	$260,453	$(260,269)			$184

(1) This adjustment reflects the assumption of certain debt by Shogun and reinstates the historical Paid-In Capital and Accumulated Deficit of Vanity.

(2) This adjustment reflects professional fees billed to Shogun to be assumed by Vanity

(3) This adjustment reflects a settlement payment to be paid by Vanity to Shogun

	Historical	Shogun
	Consolidated	Energy, Inc.			Pro Forma
	March 31,	March 31,			Statement of
	2011	2011		Adjustments	Operations

Revenues	$30,561	$(30,561)			$-
Cost of goods sold	10,612	(10,612)			-

Gross profit	19,949	(19,949)			-

Selling expense	56,869	(56,869)			-
			(2)	26,086
General and administrative expense	274,582	(229,582)	(1)	70,750	141,836

Total expense	331,451	(286,451)			141,836

Loss from operations	(311,502)	266,502			(141,836)

Gain on change in fair value of derivative liability	24,402	-			24,402
Interest expense	(67,066)	6,332			(60,734)

Loss before provision for income taxes	(354,166)	272,834			(178,168)

Provision for income taxes	-	-			-

Net loss	$(354,166)	$272,834			$(178,168)

Basic and diluted loss per share	$(0.01)				$(0.00)

Weighted average shares outstanding,
Basic and diluted	66,719,745				66,719,745

(1) To allocate professional fees recorded on Shogun, assumed by Vanity

(2) This adjustment reflects a settlement payment to be paid by Vanity to Shogun

	Historical	Shogun
	Consolidated	Energy, Inc.
	Year Ended	Year Ended			Pro Forma
	December 31,	December 31,			Statement of
	2010	2010		Adjustments	Operations

Revenues	$307,816	$(307,816)	(1)	$61,461	$61,461
Cost of goods sold	108,752	(108,752)	(1)	32,222	32,222

Gross profit	199,064	(199,064)			29,239

			(1)	81,838
Operating expense	730,328	(730,328)	(1)	2,635,214	2,717,052

Loss from operations	(531,264)	531,264			(2,687,813)

Change in fair value of derivative liability	-	-	(1)	418,422	418,422
Interest expense	(13,567)	13,567	(1)	(1,008,702)	(1,008,702)

Loss before provision for income taxes	(544,831)	544,831			(3,278,093)

Provision for income taxes	-	-			-

Net loss	(544,831)	544,831			(3,278,093)

Basic and diluted loss per share	$(0.01)				$(0.05)

Weighted average shares outstanding,
Basic and diluted	64,989,807				64,989,807

(1) This adjustment reflects the activity of Vanity and its subsidiary that was excluded from the historical financial statements as a result of the reverse acquisition of Shogun.

(2) This adjustment reflects professional fees billed to Shogun to be assumed by Vanity

 ANNUAL AND QUARTERLY REPORTS

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2011, as filed with the SEC, excluding exhibits, are being mailed to Stockholders with this Information Statement. We will furnish any exhibit to our Annual Report on Form 10-K or Quarterly Report on Form 10-Q free of charge to any shareholder upon written request to the Company at 118 Front Street, Brookings, South Dakota  57006, Attn: Interim CEO. The Annual Report and Quarterly Report are incorporated in this Information Statement. You are encouraged to review the Annual Report and Quarterly Report together with subsequent information filed by the Company with the SEC and other publicly available information.

COST OF INFORMATION STATEMENT

The Company is making the mailing and will bear the costs associated therewith. There will be no solicitations made. The Company will reimburse banks, brokerage firms, other custodians, nominees and fiduciaries for reasonable expenses incurred in sending the Information Statement to beneficial owners of the Company’s voting securities.
STOCKHOLDER PROPOSALS

The Company’s Board of Directors has not yet determined the date on which the next annual meeting of stockholders will be held. Any proposal by a stockholder intended to be presented at the Company’s next annual meeting of stockholders must be received at the Company’s offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to stockholders in order to be included in the Company’s information or proxy statement relating to that meeting.

 DELIVERY OF INFORMATION TO A SHARED ADDRESS

If you and one or more Stockholders share the same address, it is possible that only one Information Statement was delivered to your address. Any registered shareholder who wishes to receive a separate copy of the Information Statement at the same address now or in the future may mail a request to receive separate copies to Vanity Events Holding, Inc., 118 Front Street, Brookings, South Dakota  57006, Attn: Lloyd Lapidus, Interim Chief Executive Officer, or call the Company at (605) 692-8226    and we will promptly deliver the Information Statement to you upon your request. Stockholders who received multiple copies of this Information Statement at a shared address and who wish to receive a single copy may direct their request to the same address.

FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify our forward-looking statements by the words “expects,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward-looking statements are based on management’s current expectations, estimates and projections about us. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we cannot predict. In addition, the Company has based many of these forward-looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 100 F Street, N.E., Washington, D.C. 20549 at prescribed rates.

By Order of the Board of Directors

/s/ Lloyd Lapidus
Lloyd Lapidus
Interim Chief Executive Officer

Brookings, South Dakota
August 9, 2011

Appendix A

RESCISSION OF SHARE EXCHANGE AGREEMENT

BETWEEN

VANITY EVENTS HOLDING, INC. AND SHOGUN ENERGY, INC.

THIS RESCISSION AGREEMENT, dated June 30, 2011 is made by and between VANITY EVENTS HOLDING, INC., a Delaware corporation (“Vanity”), SHOGUN ENERGY, INC. a South Dakota corporation (the “Shogun”), SHAWN KNAPP (“Mr. Knapp”), ROXANNE KNAPP (“Mrs. Knapp”) and the other shareholders of Vanity identified on Schedule A annexed hereto (each a “Shareholder” and collectively, the “Shareholders”).  Vanity, Shogun, Mr. Knapp, Mrs. Knapp and the Shareholders are referred to herein collectively as the “Parties.”

WHEREAS, the Shogun is a wholly-owned subsidiary of Vanity; and

WHEREAS, on December 31, 2010, Vanity entered into a share exchange agreement (“Exchange Agreement”) by and among Vanity, Shogun, Mr. Knapp and the other shareholders of Shogun (the “Shogun Shareholders” and collectively with Mr. Knapp, the “Shareholders”) pursuant to which the Shareholders exchanged an aggregate of 100% of the issued and outstanding shares of capital stock of Shogun in exchange for 500,000 shares of Vanity’s series A preferred stock (the “Exchange”); and

WHEREAS, the Parties have amicable decided that it is in their collective best interest to rescind the Exchange Agreement in accordance with the terms hereunder.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1.   Rescission of the Exchange Agreement .

a.   On the Closing Date (as defined below), the Exchange Agreement is hereby rescinded and any and all obligations of any party arising from such Exchange  Agreement, shall, in all respects, be deemed to be null and void and of no further force and effect (the “Rescission”).  Furthermore, on and after the Closing Date (as defined below), no party to the Exchange Agreement shall have any further obligations of any nature whatsoever with respect to the other parties pursuant to or arising from the Exchange Agreement.

b.   By executing this Agreement, Mr. Knapp and each Shareholder hereby surrenders to Vanity such number of shares of Vanity’s series A preferred stock opposite such person name on Schedule I annexed hereto which they are entitled to pursuant to the Exchange Agreement but have yet to be put into certificate form.  Vanity hereby acknowledges receipt from such shares of series A preferred stock for the sole purpose of retiring Vanity’s series A preferred stock.

c.   On the Closing Date (as defined below), Vanity shall transfer to Mr. Knapp and the Shareholders all of the shares of Shogun’s common stock held by Vanity as of the Closing Date (as defined below).  Mr. Knapp and the Shareholders acknowledge receipt of such shares for the sole purpose of transferring the entire ownership of Shogun to Mr. Knapp and the Shareholders.

d.   On the Closing Date (as defined below), Mr. Knapp, Darrick Wika and John Carmichael shall each deliver to the Company their respective written resignation of all officer and director positions currently held in Vanity, said resignations to be effective immediately.

e.   The closing of the Rescission (the “Closing”) shall take place at the offices of Sichenzia Ross Friedman Ference LLP or such other location as the parties shall mutually agree, as promptly as practicable but in no event later than the second (2nd) business day following receipt by Vanity of shareholder approval for consummation of the Rescission in accordance with the general corporation law of the State of Delaware and the Securities Exchange Act of 1934, as amended. The date on which the Closing occurs is hereinafter referred to as the “Closing Date.”

2.   Cooperation of Shogun after the Closing Date .  Beginning on the Closing Date, Shogun shall continue to provide such information to Vanity as may be necessary for Vanity to comply with its continuing reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information shall include, but not be limited to financial statements of Shogun for the three and six months ended June 30, 2011 and 2010, the three and nine months ended September 30, 2011 and 201,0 as well as any other financial information or financial statements for any interim period or annual period as Vanity as may reasonably request hereunder. Due to the unique and valuable nature of the information to be provided by Shogun, Shogun hereby agrees and acknowledges that in the event Shogun fails to comply with its obligations under this Section 2, that monetary damages may be inadequate to compensate Vanity. Accordingly, Shogun agrees that Vanity shall, in addition to any other remedies available to it at law or in equity in accordance with this Agreement, be entitled to seek injunctive relief to enforce the terms of this Section 2 of this Agreement.

3.   Non-Exclusive Distributorship Agreement with Shogun .  On the Closing Date, Vanity and Shogun shall enter into a non-exclusive distributorship agreement, substantially in the form annexed hereto as Exhibit A , pursuant to which Shogun shall grant Vanity a non-exclusive distributorship to sell Shogun’s products in the United States for a period of 12 months from the Closing Date.

4.   Consulting Agreement with Mr. Knapp .  On the Closing Date, Vanity and Mr. Knapp shall enter into a consulting agreement, substantially in the form annexed hereto as Exhibit B , pursuant to which Mr. Knapp shall provide certain consulting services to Vanity for a period of 6 months from the Closing Date.

5.   Execution of a General Release .  On the Closing Date, Mr. Knapp and Mrs. Knapp shall each enter into a general release, substantially in the form annexed hereto as Exhibit C , pursuant to which each of Mr. Knapp and Mrs. Knapp shall, among other things, release and forever discharge Vanity, its assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorneys’ fees, or any other form of compensation, he may now own or hereafter acquire against Vanity, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit , as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the Exchange Agreement and the Exchange, any other instrument, agreement or transaction, whether written or oral, in connection with the Exchange Agreement and the Exchange, or any other transaction or occurrence of any nature whatsoever occurring before the execution of this Agreement.

6.   Release by each Shareholder .  By executing this Agreement, on the Closing Date, each Shareholder hereby releases and forever discharges Vanity, its assigns, predecessors, successors, joint venturers, personal representatives, stockholders, officers, directors, employees, underwriters, attorneys, and trustees, and any other person at interest therewith, from and against any and all claims, demands, debts, interest, expenses, dues, liens, liabilities, causes of action including court costs or attorneys’ fees, or any other form of compensation, he may now own or hereafter acquire against Vanity, whether statutory, in contract, in tort, either at law or in equity, including quantum meruit , as well as any other kind or character of action on account of, growing out of, relating to or concerning, whether directly or indirectly, the Exchange Agreement and the Exchange, any other instrument, agreement or transaction, whether written or oral, in connection with the Exchange Agreement and the Exchange, or any other transaction or occurrence of any nature whatsoever occurring before the execution of this Agreement.

7.   Indemnification Agreement with Mr. Knapp .  On the Closing Date, Vanity and Mr. Knapp shall enter into an indemnification agreement, substantially in the form annexed hereto as Exhibit D .

8.   Assumption of Liabilities .  On the Closing Date, Shogun shall assume, and hereby agrees to pay, perform, fulfill and discharge the liabilities incurred by Vanity in connection with the consummation of the Exchange Agreement as set forth on Schedule 8 annexed hereto.

9.   Miscellaneous

a.   Successors and Assigns .  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

b.   Governing Law; Jurisdiction; Waiver of Jury Trial .  This Agreement shall be governed by and construed under the laws of the State of New York without regard to the choice of law principles thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York located in The City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or therewith or with any transaction contemplated hereby or thereby, and hereby irrevocably waives any objection that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

c.   Remedies .  In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each party to this Agreement will be entitled to specific performance hereunder.  Accordingly, Recipient agrees that the Company shall, in addition to any other remedies available to it at law or in equity, any party shall be entitled to seek injunctive relief to enforce the terms of this Agreement.

d.   Severability .  If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

e.   Counterparts/Execution .  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains an electronic file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or electronic file signature page (as the case may be) were an original thereof.

f.   Further Assurances .  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

g.   Notices .  All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, addressed as follows: if to Vanity: Mr. Lloyd Lapidus, 1111 Kane Concourse, Suite 304, Bay Harbor Islands, Florida 33154, telephone (786) 530-2164, telecopier (___) ______, and e-mail Lloyd.vanity@gmail.com ; and if to Mr. Knapp, Mrs. Knapp or the Shareholders, addressed to Shogun Energy, Inc., 118 Front Street, Brookings, South Dakota, 57006, a telephone (605) 692-8226, telecopier (605) 692-8368, and e-mail shawn@shogunenergy.com .  Any party hereto may change its address upon 10 days’ written notice to any other party hereto.

h.   Expenses .  The parties hereto shall pay their own costs and expenses in connection herewith.

i.   Attorneys’ Fees .  In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for a breach of this Agreement, the parties hereby covenant and agree that the party who is found to be in breach of this Agreement shall also be liable for all reasonable attorneys’ fees and costs of court incurred by the other parties.  Provided, however, in the event that there has been no breach of this Agreement, whether or not the transactions contemplated hereby are consummated, each party shall bear its own costs and expenses (including any fees or disbursements of its counsel, accountants, brokers, investment bankers, and finders fees).

j.   Entire Agreement; Amendments .  This Agreement constitutes the entire agreement between the parties with regard to the subject matter hereof and thereof, superseding all prior agreements or understandings, whether written or oral, between or among the parties.  No amendment, modification or other change to this Agreement or waiver of any agreement or other obligation of the parties under this Agreement may be made or given unless such amendment, modification or waiver is set forth in writing and is signed by all parties to this Agreement.  Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

k.   Headings .  The headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

l.   Construction .  Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.

VANITY EVENTS HOLDING, INC .		Address for Notice:

By:	/s/ Lloyd Lapidus
	Name: Lloyd Lapidus	Fax:
Title: Interim Chief Executive Officer

With a copy to (which shall not constitute notice): Sichenzia Ross Friedman Ference LLP 61 Broadway, 32 nd Floor New York, New York 10006 Fax: (212) 930-9725 Attn: Richard A. Friedman

SHOGUN ENERGY, INC.		Address for Notice :

By:	/s/ Shawn Knapp
	Name: Shawn Knapp	Fax :
Title: CEO

With a copy to (which shall not constitute notice):

/s/ Shawn Knapp
Shawn Knapp

/s/ Roxanne Knapp
Roxanne Knapp

SHAREHOLDERS

Winter Bros Underground, Inc.

	/s/ Dave Ekern	By:	/s/ Robert Winter
	Dave Ekern		Name: Robert Winter
Title: President

	/s/ Dave Ekern		/s/ Brian Schmidt
	Dave Ekern		Brian Schmidt

	/s/ Chip and Janet Bortnem		/s/ David M. Rustan
	Chip and Janet Bortnem		David M. Rustan

	/s/ Jeff Jacobsen		/s/ Eric Peterson
	Jeff Jacobsen		Eric Peterson

	/s/ Darrick Wika		/s/ Bob Winter
	Darrick Wika		Bob Winter

	/s/ Mike Brunch		/s/ Richard A. Anderson
	Mike Brunch		Richard A. Anderson

	/s/ Mike Steffensen		/a/ Alan Bruty
	Mike Steffensen		Alan Bruty

	/s/ Dan Ziegler		/s/ Brian D. Landry
	Dan Ziegler		Brian D. Landry

BBR Land, Inc.

By:	/s/ Robert Winter		/s/ Brian Sander
	Name: Robert Winter		Brian Sander
Title:VP

	/s/ Duane Knapp		/s/ Gary Jensen
	Duane Knapp		Gary Jensen

/s/ Greg Holm
Greg Holm

/s/ Reed Intermill
Reed Intermill

	/s/ Mark Morgan	/s/ Lee & Kibbi McCormick
	Mark Morgan	Lee & Kibbi McCormick

	/s/ Randy Stanford	/s/ Danny & Tracy Nelson
	Randy Stanford	Danny & Tracy Nelson

	/s/ Shelly Justice	/s/ Ken Dunlap
	Shelly Justice	Ken Dunlap

	/s/ Chad & Gordy Bortnem	/s/ Mark D. Weber
	Chad & Gordy Bortnem	Mark D. Weber

	/s/ Ron Longville	/s/ Rick A. Dunlap
	Ron Longville	Rick A. Dunlap

	/s/ Rick Longville	/s/ Scott & Nancy Gusso
	Rick Longville	Scott & Nancy Gusso

	/s/ Scott Anderson	/s/ Larry & Julaine Wittmeier
	Scott Anderson	Larry & Julaine Wittmeier

Wittmeier Living Trust		/s/ Christy Sik
Christy Sik
By:	/ s/ Julaine N. Wittmeier
	Name: Julaine N. Wittmeier	/s/ Daniel P and Jerilee Kinard
	Title: Trustee	Daniel P and Jerilee Kinard

	/s/ Elisabeth & Keith Nelson	/s/ Derald Adolphsen
	Elisabeth & Keith Nelson	Derald Adolphsen

	/s/ David B. & Sharon L. Johnson	/s/ Jessica Reuer
	David B. & Sharon L. Johnson	Jessica Reuer

	/s/ Donald Weber	/s/ Kenneth & Karen Bothwell
	Donald Weber	Kenneth & Karen Bothwell

/s/ Kenny Longville
Kenny Longville

/s/ Kip and Nikol Bothwell
Kip and Nikol Bothwell

/s/ Matt Volkers
Matt Volkers

/s/ Randy Hillestad
Randy Hillestad

Schedule I

Name	Number of shares of Shogun Common Stock	Number of shares of Vanity Series A Preferred Stock
Shawn Knapp	400,000	400,000
Dave Ekern	14,000	13,392
Chip or Janet Bortnem	10,000	9,566
Jeff Jacobsen	10,000	9,566
Darrick Wika	7,000	6,696
Mike Brunch	6,000	5,739
Mike Steffensen	6,000	5,739
Dan Ziegler	5,000	4,783
BBR Land, Inc.	4,000	3,826
Duane Knapp	4,000	3,826
Greg Holm	4,000	3,826
Reed Intermill	4,000	3,826
Winter Bros Underground Inc	4,000	3,826
Brian Schmidt	2,000	1,913
David M Rustan	2,000	1,913
Eric Peterson	2,000	1,913
Bob Winter	1,600	1,531
Richard A Anderson	1,300	1,244
Alan Bruty	1,000	957
Brain D Landry	1,000	957
Brain Sander	1,000	957
Gary Jensen	1,000	957
Mark Morgan	1,000	957
Randy Stanford	1,000	957
Shelly Justice	1,000	957
Chad & Gordy Bortnem	800	765
Ron Longville	800	765
Rick Longville	700	670
Scott Anderson	700	670
Wittmeier Living Trust	700	670
Elisabeth & Keith Nelson	640	612
David B & Sharon L Johnson	600	574
Donald Weber	600	574
Kenny Longville	600	574
Lee & Kibbi McCormick	600	574
Danny & Tracy Nelson	400	383
Ken Dunlap	400	383
Mark D Weber	400	383
Rick Dunlap	400	383
Scott & Nancy Gusso	400	383
Larry & Julaine Wittmeier	300	287
Christy Sik	200	191
Daniel P and Jerilee Kinard	200	191
Derald Adolphsen	200	191
Jessica Reuer	200	191
Kenneth & Karen Bothwell	200	191
Kip and Nikol Bothwell	200	191
Matt Volkers	200	191
Randy Hillestad	200	191

Exhibit A

Sales Distribution Agreement

THIS AGREEMENT is made as of the ___ day of June, 2011, by and between Shogun Energy, Inc. , a corporation organized and existing under the laws of the State of South Dakota  with an office at 118 Front Street, Brookings, SD  57006  (the “Company”), and Vanity Event Holdings, Inc. , a corporation organized and existing under the laws of the State of Delaware  with an office at 1111 Kane Concourse, Suite 304, Bay Harbor Islands, Florida 33154 (“Vanity”).

WHEREAS, Company currently manufactures and sells energy drinks; and

WHEREAS, Company is willing to appoint Vanity as an authorized sales distributor and dealer, and Vanity is willing to accept such appointment, all upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements and understandings herein contained, the parties hereby agree as follows:

1. Appointment.

a. Upon the terms and conditions hereinafter set forth, Company hereby appoints Vanity  as the authorized non-exclusive sales distributor and dealer for the purchase and resale of the Company's beverage line (“Products”) within the United States (“Nonexclusive Territory”) between June ___ 2011 and June __, 2012 (“Distributorship Period”) through conventions wholesale and retail channels and as an authorized sales agent for the purchase and resale of Products through internet sales channels; and

b. Vanity hereby accepts such appointment and agrees to perform the duties and obligations set forth herein.

2. Duties of Vanity. In the performance of its duties under this Agreement, Vanity shall:

a. Use its best efforts to promote the sale of, and stimulate interest in, the Products in the Nonexclusive Territory;

b. Collect and transmit any and all applicable municipal, county, state, or nationals sales, use or excise tax associated with any internet sales;

c. Submit for approval all internet based materials whether for the web site associated with the domain name described above in section 2.c., social media site, email, SMS, text campaign, or other similar means of communication (collectively “Web Site” ) no less than ten business day prior to their use; such approval shall be granted at Shogun’s sole discretion;

d. Submit appropriate Privacy Policy, Site Usage Terms and Conditions, and Legal Notice to be used in conjunction with the Web Site no less than ten business days prior to their use such approval shall be granted at Shogun’s sole discretion; and

e. Provide Shogun with copies of all customer contacts, including demographic information, all sales orders and fulfillment status on no less than a weekly basis.

A 1

3. Terms of a Sale.

a. Company shall sell Product to Vanity at the then best available distributor price.

b. All prices for Product shall be F.O.B. Brookings, South Dakota . All freight, insurance, handling and forwarding agent's fees, taxes, storage, and all other charges applicable to the Products, if any, from the time such Products leave Company's factory shall be borne by the Vanity.

c. At any time during the term of this Agreement, Company may, in its sole discretion, (i) modify the specifications of any Product or (ii) discontinue the manufacture and sale of any Product; provided, however, that in the event that Company discontinues the manufacture or sale of any Product subsequent to the acceptance by Company of a purchase order therefor but prior to the delivery thereof to the customer, Company shall be obligated to effect delivery under such purchase order.

d. Unless otherwise agreed to in writing by Company and Vanity, payment for any Product sold to Vanity hereunder shall be made, in cash, by wire transfer or by certified check, not later than 30 days after the date of the invoice relating to such Product. In the case of any invoice that is not paid in full on or before the date 30 days after the date of such invoice, interest shall accrue on the unpaid amount of such invoice, from the date of such invoice until the date of payment, at the rate of 18% per annum.

4. Shipment, Risk of Loss, Force Majeure.

a. After acceptance by Company of a purchase order submitted by Vanity, and as promptly as reasonably possible in accordance with the date of shipment specified in such purchase order or otherwise agreed to in writing by Company and Vanity, Company shall deliver the Products in such quantities and amounts as specified in such purchase order .

b. Company shall not be liable for any delay in delivery or for non-delivery, in whole or in part, caused by the occurrence of any contingency beyond the control of Company, including, without limitation, war (whether an actual declaration thereof is made or not), sabotage, insurrection, riot or other act of civil disobedience, act of a public enemy, failure or delay in transportation, act of any government or an agency or subdivision thereof, judicial action, labor dispute, accident, fire, explosion, flood, storm or other act of God, and shortage of labor, fuel, raw material, or machinery.

5. Warranties.

COMPANY MAKES NO EXPRESS WARRANTIES TO VANITY WITH RESPECT TO THE PRODUCTS OTHER THAN AS CONTAINED IN THE WARRANTY. ALL IMPLIED WARRANTIES ARE HEREBY EXCLUDED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Vanity shall make no warranties to its customers regarding the Products in the name of Company.

6. Reports by Vanity.   Vanity shall maintain accurate and complete books and records with respect to all sales of Products and other goods purchased from Company and shall, at any time and from time to time upon Company's request, provide Company with copies of such books and records or any part thereof.

7. Trade Names and Trademarks.

a. Company grants to Vanity the license and right to use Company trade names and trademarks in connection with the advertising, sale, offer for sale or distribution of Products in the Territory. Such trade names and trademarks shall not be used by Vanity in combination with any other trade names or trademarks without the prior written approval of Company. Vanity shall diligently promote the identity and market recognition of Company as the manufacturer of the Products.

b. Vanity recognizes the right, title, and interest of Company in and to all trademarks and trade names used by Company on or in connection with Products and agrees not to engage, directly or indirectly, in any activities which may contest or otherwise impair the right, title, and interest of Company therein. Vanity shall neither acquire, nor claim for itself any right, title, or interest in or to Company's trademarks and trade names by virtue of this Agreement or through the use by Vanity of Company's trademarks and trade names. The parties hereto agree that all uses of Company's trademarks and trade names by Vanity shall be in such manner as to inure to the benefit of Company.

8. Modification of Geographic Territory

The parties mutually acknowledge the need to develop a strong distributor network to support the sales and marketing of the Products.  Accordingly Vanity hereby consents to having its territory reduced, by account, city, county, state, or other geographic bound as may be reasonable (“Territory Reduction”) in favor of another distributor without any further consideration.  Such Territory Reduction shall not impact any previously books orders, and shall not be effective until Vanity has received ten business days written notice.  Shogun shall use commercially reasonable efforts to limit Territory Reductions only to the extent necessary to support the development of a distribution network.

A 2

9. Termination

a. This Agreement is for an initial twelve-month Distribution Period, ending on the date listed above in section 1A, unless terminated earlier as described in section 9.c below.

b. This Agreement may be renewed by mutual written consent for one (1) additional twelve month period.

(i)   Shogun has the right to terminate this agreement with three (3) days written notice upon the occurrence of if the other party fails or becomes unable to observe or perform any of its material obligations under this Agreement and such default or inability is not cured within twenty (20) days after notice of the same.

(ii)   If the other party makes an assignment for the benefit of creditors; is adjudicated bankrupt or insolvent; petitions or applies to any tribunal for the appointment of a trustee or receiver for such party for any substantial part of its assets; commences any proceedings seeking to take advantage of any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction, whether now or hereafter in effect; consents to or approves or, by any conduct or action acquiesces in or to any such petition or application filed, or any such proceedings commenced against it by any other person; or failing to remove an order entered appointing any such trustee or receiver or approving the petition in any such proceedings or decreeing its dissolution or liquidation within ninety (90) days after such order is entered.

10. Miscellaneous.

a. The validity, construction, and performance of this Agreement shall be governed by and interpreted in accordance with the laws of the State of South Dakota.

b. No addition to or modification of this Agreement, or of a purchase order submitted to Company by Vanity, or of an acceptance of a purchase order dispatched by Company to Vanity shall be effective or binding on either of the parties hereto unless reduced to writing and executed by the respective duly authorized representatives of each of the parties hereto. In the event of any conflict or other inconsistency between this Agreement and any purchase order, this Agreement shall govern in all respects.

c. Intentionally Omitted .

d. This Agreement, and all rights and obligations hereunder, are personal as to the parties hereto and shall not be assigned in whole or in part by either of the parties hereto to any other person, firm, or corporation without the prior written consent thereto by the other party hereto; provided, however, that Company may assign this Agreement and purchase orders hereunder, without the prior written consent of Vanity, to any person, firm, or corporation acquiring all or substantially all of the assets of Company or to any successor to Company by merger.

e. Any waiver by either party hereto to any right hereunder or of any failure to perform or breach hereof by the other party hereto must be express and in writing and shall not constitute or be deemed a waiver of any other right hereunder or any other failure to perform or breach hereof by the other party hereto, whether of a similar or dissimilar nature.

f. Company and Vanity acknowledge that Vanity is and shall at all times be an independent distributor for Company. Vanity is not authorized to act as an agent for or legal representative of Company. Vanity shall not have authority to assume or create any obligation on behalf or in the name of, or binding upon, Company, nor to represent Company as a distributor in any matter not specifically provided for herein. All sales by Vanity shall be in its own name and for its own account.

g. This Agreement is the entire agreement between the parties hereto respecting the subject matter hereof and supersedes all prior agreements between the parties hereto relative to the subject matter hereof.

h. Except as otherwise provided in this Agreement, all notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by registered mail, postage prepaid, in any post office in the United States, or in the Territory, as the case may be, addressed as follows:

If to the Company:	Shogun Energy Inc
Att: Mr. Shawn Knapp 118 Front Street, Brookings, SD 57006

If to the Vanity:	Vanity Event Holding, Inc.
Att: Mr. Lloyd Lapidus 1111 Kane Concourse, Suite 304, Bay Harbor Islands, Florida 33154

Either party hereto may change its address by a notice given to the other party hereto in the manner set forth above. Notice given as herein provided shall be considered to have been given upon the mailing thereof.

i. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision.

j. Each party shall, without payment of any additional consideration by any other party, at any time on or after the execution of this Agreement take such further action and execute such other and further documents and instruments as the other party may request in order to provide the other party with the benefits of this Agreement.

k. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same documen

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

Shogun Energy Inc.

Date	By:	/s/
Mr. Shawn Knapp, CEO

Vanity Event Holding, Inc.

	By:	/s/
Mr. Lloyd Lapidus, Interim CEO

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Exhibit B

CONSULTING AGREEMENT

 This Agreement is made and entered into as of the __ day of June, 2011 by and between Shawn Knapp (“Consultant”) and Vanity Events Holding, Inc. (the “Company”).

 WHEREAS, the Company desires to engage Consultant to provide certain consulting services, and Consultant is willing to be engaged by the Company to provide such services, on the terms and conditions set forth below;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.              Purpose. The Company hereby engages Consultant for the term specified in Paragraph 2 hereof to render consulting advice to the Company relating to the sale of Shogun Energy, Inc.’s products upon the terms and conditions set forth herein.

2.              Effective Date and Term.  This Agreement shall be effective as of June __, 2011 (the “Effective Date”).  Unless earlier terminated pursuant to Section 10 hereof, the term of this Agreement shall commence upon the Effective Date and shall continue until December 31, 2011 (the “Consulting Term”).

3.              Duties of Consultant.   During the term of this Agreement, the Consultant shall provide the Company with the services set forth in Paragraph 1 above and such additional services as is reasonably requested by the Company’s management and Board of Directors, provided that Consultant shall not be required to undertake duties not reasonably within the scope of this Agreement.  The Consultant shall not be required to provide services in excess of ten (10) hours per week.

4.             Compensation.   In consideration for the services rendered by Consultant to the Company pursuant to this Agreement, the Company agrees to pay Consultant the sum of $26,086.50 during the Consulting Term (“Consulting Fee”) to be payable as follows: (a) $13,043.25 to be payable within fifteen (15) business days after the Effective Date and (b) $13,043.25 to be payable within five (5) business days after the filing of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2011 with the Securities and Exchange Commission.

5.             Expenses.   The Company shall reimburse Consultant for reasonable out-of-pocket expenses incurred in connection with this Agreement.

6.             Company Information.   Consultant recognizes and acknowledges that by reason of Consultant’s retention by and service to the Company before, during and, if applicable, after the  Consulting Term, Consultant will have access to certain confidential and proprietary information relating to the Company’s business, which may include, but is not limited to, trade secrets, trade “know-how,” product development techniques and plans, formulas, customer lists and addresses,  financing services, funding programs, cost and pricing information, marketing and sales techniques, strategy and programs, computer programs and software and financial information   relating to the field of in which the Company is actually engaged in research, development, collaboration or sales at the time of such disclosure (collectively referred to as “Confidential Information”).  Consultant acknowledges that such Confidential Information is a valuable and unique asset of the Company and Consultant covenants that it will not, unless expressly authorized in writing by the Company, at any time during the Consulting Term use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation except in connection with the performance of Consultant’s duties for the Company and in a manner consistent with the Company’s policies regarding Confidential Information.  Consultant also covenants that at any time after the termination of this Agreement, directly or indirectly, it will not use any Confidential Information or divulge or disclose any Confidential Information to any person, firm or corporation, unless such information is in the public domain through no fault of Consultant or except when required to do so by a court of law, by any governmental agency having supervisory authority over the business of the Company or by any administrative or legislative body (including a committee thereof) with apparent jurisdiction to order Consultant to divulge, disclose or make accessible such information.  All written Confidential Information (including, without limitation, in any computer or other electronic format) which comes into Consultant’s possession during the Consulting Term shall remain the property of the Company.  Except as required in the performance of Consultant’s duties for the Company, or unless expressly authorized in writing by the Company, Consultant shall not remove any written Confidential Information from the Company’s premises, except in connection with the performance of Consultant’s duties for the Company and in a manner consistent with the Company’s policies regarding Confidential Information.  Upon termination of this Agreement, the Consultant agrees to return immediately to the Company all written Confidential Information (including, without limitation, in any computer or other electronic format) in Consultant’s possession.

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7.              Consultant an Independent Contractor .   Consultant shall perform its services hereunder as an independent contractor and not as an employee of the Company or an affiliate thereof.  It is expressly understood and agreed to by the parties hereto that Consultant shall have no authority to act for, represent or bind the Company or any affiliate thereof in any manner, except as may be agreed to expressly by the Company in writing from time to time.

8.              Termination.   The Company may terminate this Agreement in its sole discretion and at its sole option at any time upon 3 day written notice to Consultant.

9.              Waiver of Breach .  The waiver by any party hereto of a breach of any provision of this Agreement shall not operate nor be construed as a waiver of any subsequent breach.

10.            Binding Effect; Benefits .  None of the parties hereto may assign his or its rights hereunder without the prior written consent of the other parties hereto, and any such attempted assignment without such consent shall be null and void and without effect.  This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors, permitted assigns, heirs and legal representatives.

11.            Notices .  All notices and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given (a) when delivered in person, (b) one (1) business day after being mailed with a nationally recognized overnight courier service, or (c) three (3) business days after being mailed by registered or certified first class mail, postage prepaid, return receipt requested, to the parties hereto at:

If to the Company, to:	1111 Kane Concourse, Suite 304,
Bay Harbor Islands, Florida 33154
Facsimile:

If to the Consultant, to:	118 Front Street
Brookings, South Dakota 57006
Facsimile: (605) 692-8368

12.            Entire Agreement; Amendments .  This Agreement contains the entire agreement and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof.  This Agreement may not be changed orally, but only by an agreement in writing signed by the party against whom any waiver, change, amendment, modification or discharge is sought.

13.            Severability .  The invalidity of all or any part of any provision of this Agreement shall not render invalid the remainder of this Agreement or the remainder of such provision.  If any provision of this Agreement is so broad as to be unenforceable, such provision shall be interpreted to be only so broad as is enforceable.

14.            Governing Law; Consent to Jurisdiction .  This Agreement shall be governed by and construed in accordance with the law of the State of New York without giving effect to the principles of conflicts of law thereof.  The parties hereto each hereby submits herself or itself for the sole purpose of this Agreement and any controversy arising hereunder to the exclusive jurisdiction of the state courts in the State of New York.

15.   Assignment .  Neither party may assign this Agreement without the prior written consent of the other party.

16.   Headings .  The headings herein are inserted only as a matter of convenience and reference, and in no way define, limit or describe the scope of this Agreement or the intent of the provisions thereof.

17.            Counterparts .  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.  Signatures evidenced by facsimile transmission will be accepted as original signatures.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date first above written.

CONSULTANT

By:	/s/
Shawn Knapp

VANITY EVENTS HOLDING, INC.

By:	/s/
Name: Lloyd Lapidus
Title: Interim Chief Executive Officer

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Exhibit C
INDEMNIFICATION AGREEMENT

 This Indemnification Agreement (“ Agreement ”) is executed by Shawn Knapp, individually and Roxanne Knapp, individually (each an “Indemnitor” and collectively, the “ Indemnitors ”), in favor of Vanity Events Holding, Inc., a Delaware corporation (the “Vanity”).

WITNESSETH:

WHEREAS, prior to the date hereof, the Indemnitors were the management team of Shogun Energy, Inc., a wholly-owned subsidiary of Vanity (“Shogun”);

WHEREAS, on December 31, 2010, Vanity entered into a share exchange agreement (“Exchange Agreement”) by and among Vanity, Shogun, Mr. Knapp and the other shareholders of Shogun (the “Shogun Shareholders” and collectively with Mr. Knapp, the “Shareholders”) pursuant to which the Shareholders exchanged an aggregate of 100% of the issued and outstanding shares of capital stock of Shogun in exchange for 500,000 shares of Vanity’s series A preferred stock (the “Exchange”); and

WHEREAS, on or about the date hereof, Vanity entered into a rescission of the share exchange agreement (“Rescission Agreement”) by and among Vanity, Shogun, Mr. Knapp, Roxanne Knapp and the other shareholders of Shogun pursuant to which the parties have agreed, among other things, to rescind the Rescission Agreement (the “Rescission”).

 NOW, THEREFORE, as partial consideration for the execution of the Rescission Agreement by Vanity, the Indemnitors hereby covenant and agree as follows:

 1.              Indemnitors, shall defend, protect, indemnify and hold harmless each Vanity and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors, and any of their agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by the Exchange Agreement and the Rescission Agreement) (collectively, the “ Indemnitees ”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (each, an “ Indemnified Liability ” and collectively, the “ Indemnified Liabilities ”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Indemnitors or Shogun in the Exchange Agreement and the Rescission Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Indemnitors or the Shogun contained in the Exchange Agreement and the Rescission Agreement or any other certificate, instrument or document contemplated hereby or thereby (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of Vanity) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Exchange Agreement and the Rescission Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (ii) any claims made by investors in a financing transaction based upon any matter relating to Vanity that occurred on or prior to the date hereof or (d) any cause of action, suit or claim brought or made against such Indemnitee by any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government (“Government Entity”) arising out of or resulting from any failure by Shogun (i) to timely pay any national, provincial or local income, sales and use, excise, franchise, real and personal property, gross receipt, capital stock, production, business and occupation, disability, employment, payroll, severance or withholding tax or charge imposed by any Government Entity, any interest and penalties (civil or criminal) related thereto or to the nonpayment thereof, and any loss or tax liability incurred in connection with the determination, settlement or litigation of any tax liability arising therefrom (“Taxes”) due and payable thereby (or subject to withholding and remittance thereby), (ii) to timely file any tax return, declaration, reports, estimates, claim for refund, claim for extension, information returns, or statements relating to Taxes, including any schedule or attachment thereto (“Tax Return”), (iii) to comply with any applicable law relating to Taxes.

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2.           Promptly after receipt by an Indemnitee of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against any Indemnitors under this Indemnification Agreement, deliver to the Indemnitors a written notice of the commencement thereof, and the Indemnitors shall have the right to participate in, and, to the extent the Indemnitors so desire, jointly with any other Indemnitors similarly noticed, to assume control of the defense thereof with counsel mutually reasonably satisfactory to the Indemnitors and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnitee to be paid by the Indemnitors, if the named parties to such proceeding include both the Indemnitors and the Indemnitee and, in the reasonable opinion of the Indemnitee, the representation by such counsel of the Indemnitee and the Indemnitors would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceeding.  The Indemnitee shall cooperate fully with the Indemnitors in connection with any negotiation or defense of any such action or claim by the Indemnitors and shall furnish to the Indemnitors all information reasonably available to the Indemnitee which relates to such action or claim.  The Indemnitors shall keep the Indemnitee fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto.  No Indemnitor shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the Indemnitors shall not unreasonably withhold, delay or condition its consent.  No Indemnitor shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such claim or litigation and such settlement shall not include any admission as to fault on the part of the Indemnitee.  Following indemnification as provided for hereunder, the Indemnitors shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.  The failure to deliver written notice to the Indemnitors within a reasonable time of the commencement of any such action shall not relieve such Indemnitors of any liability to the Indemnitee, except to the extent that the Indemnitors is prejudiced in its ability to defend such action.

3.           The indemnification required by this Indemnification Agreement shall be made by periodic payments of the amount thereof during the course of the defense against any of the Indemnified Liabilities, reasonably promptly upon the receipt by such Indemnitee of written bills (with such appropriate supporting information as is reasonably requested by the Indemnitors that damages have been incurred and the amount thereof (together with such appropriate supporting information as is reasonably requested by the Indemnitors); provided that the Indemnitee, as applicable, shall reimburse all such payments to the extent it is finally judicially determined that such Indemnitee is not entitled to indemnification hereunder.

4.           To the extent that the undertaking by the Indemnitors hereunder may be unenforceable for any reason, the Indemnitors shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

5.           All notices, requests, claims, demands and other communications under this Indemnification Agreement shall be in writing and shall be deemed given upon receipt by the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Indemnitor, to:

118 Front Street
Brookings, South Dakota 57006
Attention : Shawn Knapp

If to the Indemnitees, to
Vanity Events Holding, Inc.
1111 Kane Concourse STE 304
Bay Harbor Islands FL 33154
Attn: Lloyd Lapidus, Interim CEO

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with a copy to:
Sichenzia Ross Friedman Ference LLP
61 Broadway, 32 nd Floor
New York, New York 10006
Tel: (212) 930-9700
Fax: (212) 930-9725

6.           Notwithstanding any other provision contained in any of the Transaction Documents, the Indemnification provided under this Indemnification Agreement is a continuing Indemnification and shall remain in full force and in effect so long as any obligation referred to herein exists.  The Indemnification contained herein shall be in addition to (i) any cause of action or similar right of any Indemnitee against the Indemnitors or others, and (ii) any liabilities the Indemnitors may be subject to pursuant to applicable law.

 7.           This Indemnification Agreement shall be deemed to have been made under and be governed by, and construed in accordance with, the laws of the State of New York, in all respects, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent the laws of Delaware are mandatorily applicable to any of the transactions.

 8.           This Indemnification Agreement may not be amended, modified, or supplemented except in writing executed by Indemnitor, Parent and the Company.  No provision contained herein shall be waived unless the same shall be in writing and signed by each of the Indemnitees and the Indemnitors and shall be effective only in the specific instance and for the specific purpose given.

 9.           This Indemnification Agreement may be executed, and accepted and agreed to in several counterparts, each of which will be deemed to be an original, and such counterparts together will constitute but one and the same instrument.  Facsimile signatures shall be deemed to have the same effect as originals.

[Remainder of Page Intentionally Left Blank]

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[Signature Page to Indemnification Agreement]

 IN WITNESS WHEREOF, the Indemnitor has executed this Indemnification Agreement, effective as of the ___ day of _________, 2011.

/s/
Shawn Knapp, Individually

/s/
Roxanne Knapp, Individually

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Exhibit D

GENERAL RELEASE

TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, KNOW THAT Shawn Knapp (hereinafter referred to as   “Releaser”), for himself and his present and former representatives, agents, attorneys, administrators, heirs, executors and assigns, in consideration of the sum of One ($1.00) Dollar, plus other good and valuable consideration, received from or on behalf of Vanity Events Holding, Inc., receipt whereof is hereby acknowledged, for itself and its present and former representatives, officers, directors, members, agents, attorneys, predecessors, successors, insurers, administrators, heirs and assigns (hereinafter referred to as   “Releasees”), do hereby remise, release, acquit, satisfy and forever discharge for himself and for all persons who may claim by, through or under them, from any and all manner of action or actions, cause or causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, executions, claims and demands whatsoever, whether in law, admiralty or in equity, which against the Releasees the Releaser ever had, now has or which can, shall or may have for, upon or by reason of any matter, cause, or thing whatsoever, from the beginning of the world to the date of this Release.

The words “Releaser” and “Releasees” include all releasers and all releasees under this Release. This Release may not be changed orally.

D 1

IN WITNESS WHEREOF, the Releaser have hereunto set Releaser hand and seal this ____ day of June, 2011.

/s/
Shawn Knapp

STATE OF	)
) ss:
COUNTY OF	)

 On this ___ day of June, 2011, before me personally came Shawn Knapp, to me known and known to me to be the individual described therein, and who executed the foregoing, and duly acknowledged to me that he executed the same on behalf of himself.

 IN WITNESS WHEREOF, I have set my hand and official seal.

/s/
Notary Public

D 2